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                                                                       EXHIBIT A

         CENTERPOINT ENERGY RESOURCES CORP. AND CENTERPOINT ENERGY, INC.
              OUTSTANDING CORPORATE GUARANTIES -- 4TH QUARTER 2002

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      12/31/02
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 GUARANTOR       BUSINESS UNITS AS DEBTORS                BENEFICIARY/COUNTERPARTY           DOLLAR LIMIT   DATE ISSUED
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
 CERC       CEGRC  CEGM          RER                Mirant Americas Energy Marketing, LP     $ 10,000,000   30-Oct-02
           -------------------------------------------------------------------------------------------------------------
 CERC       CEGRC  CEGM                             Ameren Energy Fuels and Services, Union  $  2,000,000   11/Nov/02
                                                    Electric Company d/b/a AmerenUE, Central
                                                    Illinois Public Service Company d/b/a
                                                    AmerenCIPS and Ameren Energy
                                                    Generating Company
           -------------------------------------------------------------------------------------------------------------
 CERC       CEGRC  CEGM   IGS   CEFS                Ozark Gas Transmission, LLC              $    250,000   11-Nov-02
           ------------------------------------------------------------------------------------------------------------
 CERC       CEGRC                                   Reliant Energy Services, Inc.            $  1,500,000   21-Nov-02
           -------------------------------------------------------------------------------------------------------------
 CERC       CEGRC                                   Reliant Energy Services, Inc.            $  2,000,000   21-Nov-02

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 CEI        CEGRC  CEGM   IGS         CEFS          Shoreline Gas, Inc.                      $  2,000,000   01-Oct-02
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 CEI        CEGM                                    National Energy and Trade                $  3,000,000   10-Oct-02
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 CEI        CEGRC                                   Prudential Securities Incorporated       $ 25,000,000   15-Oct-02
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 CEI        CEGRC                                   Texas Gas Transmission Corporation       $  5,000,000   25-Oct-02
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 CEI                                         GENCO  ERCOT (QSE)                              $ 15,000,000   28-Oct-02
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 CEI                                         GENCO  ERCOT (TCR)                              $ 30,000,000   28-Oct-02
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 CEI        CEGRC  CEGM   CEGT                      ONEOK Energy Marketing and Trading       $ 15,000,000   01-Nov-02
                                                    Company L.P.
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 CEI        CEGRC                                   Murphy Oil Company                       $ 10,000,000   08-Nov-02
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 CEI        CEGRC                                   Columbia Gas Transmission Corp. and      $  1,000,000   15-Nov-02
                                                    Columbia Gulf Transmission Company
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 CEI        CEGRC                                   Superior Natural Gas Corporation         $  7,000,000   18-Nov-02
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 CEI        CEGRC                                   Mieco, Inc.                              $  2,000,000   01-Dec-02
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 CEI        CEGRC  CEGM   IGS   CEMII CEPS          TXU Energy Trading LP                    $ 10,000,000   16-Dec-02
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 CEI        CEGRC  CEGM                             Louis Dreyfus Energy Services L.P.       $  7,000,000   20-Dec-02
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 CEI        CEGRC  CEGM         CPFS                Questar Energy Trading Company           $  1,500,000   20-Dec-02

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 TGHI                                        GENCO  Tenaska Power Services Co.               $  1,000,000   01-Nov-02
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 TGHI                                        GENCO  TXU Lone Star Pipeline                   $    200,000   01-Nov-02
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 TGHI                                        GENCO  Tractebel Energy Marketing               $  2,000,000   01-Nov-02
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 TGHI                                        GENCO  American Electric Power Service          $ 10,000,000   18-Nov-02
                                                    Corporation
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 TGHI                                        GENCO  AEP Energy Services, Inc., Houston Pipe  $ 10,000,000   18-Nov-02
                                                    Line Company LP & AEP Gas Marketing, LP
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 TGHI                                        GENCO  Exelon Generation Company, LLC           $  2,000,000   01-Dec-02
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 TGHI                                        GENCO  Conoco Inc.                              $  3,000,000   04-Dec-02
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